UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 29, 2026

CREATIVE REALITIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 102, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2026, Creative Realities, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC (the “Underwriter”) relating to the offering, issuance and sale (the “Offering”) of 2,528,571 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $3.50 per share, and pre-funded warrants to purchase 900,000 shares of Common Stock (the “Pre-Funded Warrants”) at a public offering price of $3.49 per warrant. In addition, the Company has granted the Underwriter a 30-day option to purchase up to 428,614 additional shares of Common Stock at the public offering price, less underwriting discounts and commissions. The Offering is expected to close on June 30, 2026, subject to the satisfaction of customary closing conditions.

The Pre-Funded Warrants have an exercise price of $0.01 per share and a cashless exercise option for a net number of shares of Common Stock determined according to the formula set forth in the Pre-Funded Warrant. The Pre-Funded Warrants are exercisable immediately and without expiration, subject to certain ownership limitations. The exercise price and the number of shares of Common Stock issuable upon exercise of the Pre-Funded Warrants is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.

The net proceeds to the Company from this Offering are expected to be approximately $10.9 million, or approximately $12.3 million if the Underwriter exercises its option to purchase additional shares in full, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering to repay $1 million of its outstanding obligations under its term loan facility and the remaining net proceeds to pay down outstanding obligations under its revolving loan facility, resulting in increased availability under the revolving facility that may be used for potential acquisitions and for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-296498), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 16, 2026, and an accompanying prospectus and prospectus supplement filed with the SEC.

The foregoing description of the Underwriting Agreement and the Pre-Funded Warrants is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement and the Form of Pre-Funded Warrant, copies of which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated by reference herein. A copy of the opinion of Taft Stettinius & Hollister LLP relating to the legality of the issuance and sale of the Common Stock in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On June 29, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and includes, among other things, discussions of our business strategies, product releases, future operations and capital resources. Words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Except for historical information, all the statements, expectations and assumptions contained in this Report are forward-looking statements. The forward-looking statements are based on the Company’s current beliefs and expectations and include, but are not limited to, the Company’s expectations regarding the expected closing of the Offering and the anticipated use of proceeds therefrom. Actual results may differ from those set forth in this Report due to the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the Offering, as well as risks and uncertainties inherent in the Company’s business described in the Company’s prior filings with the SEC, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in any subsequent filings with the SEC. Important factors, among others, that may affect actual results or outcomes include: our ability to integrate the recently acquired business of Cineplex Digital Media Inc. (“CDM”) into our own, maintain or improve the financial performance of CDM’s business and realize anticipated synergies, our strategy for customer retention, growth, product development, market position, financial results and reserves, our ability to execute on our business plan, our ability to retain key personnel, our ability to remain listed on the Nasdaq Capital Market, our ability to realize the revenues included in our future guidance and backlog reports, our ability to satisfy our upcoming debt obligations and other liabilities, the ability of the Company to continue as a going concern, potential litigation, supply chain shortages, and general economic and market conditions impacting demand for our products and services. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01. Financial Statement and Exhibits.

(d)         Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 29, 2026, between Creative Realities, Inc. and Craig-Hallum Capital Group LLC.
4.1	Form of Pre-Funded Warrant.
5.1	Opinion of Taft Stettinius & Hollister LLP.
23.1	Consent of Taft Stettinius & Hollister LLP (included in Exhibit 5.1).
99.1	Press Release, dated June 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2026

Creative Realities, Inc.

By:	/s/ Tamra Koshewa
Tamra Koshewa
Chief Financial Officer